                                                                   EXHIBIT 10.10
                          ACTIVATED CELL THERAPY, INC.
                          ----------------------------

                      VANNI BUSINESS PARK INDUSTRIAL LEASE
                      ------------------------------------

                                   ARTICLE I
                                   ---------

                                    PARTIES
                                    -------

     This Lease, dated, for reference purposes only, October 27, 1992, is made by and between the Vanni Business Park General Partnership ("Lessor") and ACTIVATED CELL THERAPY, INC., a Delaware corporation ("Lessee").

                                  ARTICLE II
                                  ----------

                                   Premises
                                   --------

     Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Santa Clara, State of California, commonly known as 291 North Bernardo Avenue, Building "F", Mountain View, California 94043, and more particularly described in the site plan prepared by Dennis Kobza & Associates, A.I.A., marked Exhibit "A" which is attached hereto and incorporated herein. Said real property, including the land and all improvements therein, is called "the Premises".

                                  ARTICLE III
                                  -----------

                                     TERM
                                     ----

     Section 3.1    Term.  The term of this Lease shall be for eight (8)
     -----------    ----
years, commencing on the Commencement Date ("Commencement Date"). Lessor understands that Lessee is in negotiations with the existing lessee on the Premises, IDEC Pharmaceutical Corporation ("IDEC"), whereby Lessee would occupy the Premises prior to the expiration of the term of IDEC's lease, and Lessor shall attempt to accommodate Lessee to facilitate this early occupancy. In the event that Lessee and IDEC reach an agreement, at Lessee's election it shall either: (i) enter into a sublease with IDEC for the balance of the term of IDEC's lease, in which event the Commencement Date of this Lease shall be April 1, 1994; or (ii) request that Lessor terminate IDEC's lease and accelerate the commencement of this Lease, in which event the Commencement Date shall be the date on which Lessor delivers the Premises to Lessee in accordance with this Lease.

     Section 3.2    Option to Extend.
     -----------    ----------------

          (a)       Lessee is given the option to extend the Lease term for one
(1) five year period following expiration of the initial Lease term, which option may be exercised only by written notice ("Option Notice") from Lessee to Lessor given not less than one hundred eighty (180) days prior to the end of the initial Lease term; provided, however, if Lessee is in material

                                       1.

default on the date of giving the Option Notice, the option Notice shall be totally ineffective, or if Lessee is in material default on the date the Extended Term is to commence, such Extended Term shall not commence and this Lease shall expire at the end of the initial Lease term. In the event of an Extended Term, the Extended Term shall be subject to all the terms and conditions of this Lease excepting rent which shall be at 100% of the then fair market rental value, as determined under subparagraph (b) below, but in no event less than the monthly rent prevailing on the last month of the initial Lease term.

          (b) The parties shall agree on the fair market rental value of the Premises for said Extended Term, including fair market periodic adjustments thereto, during the first thirty (30) days of year five (5) of the Lease Term. If the parties are able to agree on the fair market rental value for the Extended Term, (including periodic adjustments thereto), then such agreed value shall be the fair market-rental value for purposes of determining the rent for the Extended Term.

     In the event the parties are unable to agree on the fair market rental value for the Premises (including periodic adjustments) within that time, then at Lessee's written request, within ten (10) days of the expiration of that thirty (30) day period, each party shall separately designate an appraiser to make this determination. Within five (5) business days of their appointment, the two designated appraisers shall jointly designate a third appraiser. The failure of either party to appoint an appraiser within the time allowed shall be deemed equivalent to appointing the appraiser appointed by the other party. No person shall be appointed or designated an appraiser unless he is then a member of MAI. Appraisal shall be on the basis of the Premises "as is" except for improvements and fixtures which are the sole property of Lessee. If, within ten (10) business days after the appointment of all appraisers, a majority of the appraisers concur on the value of the then current fair market rental value for the Premises, including fair market periodic adjustments thereto, that appraisal shall be the accepted fair market rental value. If a majority of the appraisers do not concur within that period, the determination of the appraiser whose appraisal is neither highest nor lowest shall be the accepted fair market rental value. The parties shall share the appraisal expenses equally.

     Section 3.3    Delay in Possession.  The parties agree that if for any
     -----------    -------------------
reason Lessor cannot deliver possession of the Premises to Lessee on or before April 1, 1994, such failure shall not constitute a breach of this agreement by Lessor, and shall not entitle Lessee to terminate this Lease. Lessee shall not be obligated to pay rent, nor shall the Lease Term commence until possession of the Premises is tendered to Lessee.

     Section 3.4    Early Possession.  If Lessee occupies the Premises prior to
     -----------    ----------------
the Commencement Date other than as a Sublessee of IDEC, such occupancy shall be subject to all provisions hereof, and Lessee shall pay rent for such period at the initial monthly rates set forth below; provided, however, that Lessee may enter the Premises prior to commencement solely for the purpose of installing fixtures or equipment or improvements without being required to pay rent.

     Lessor agrees to attempt to locate three (3) offices in the Middlefield Business Park for use by Lessee as office space by November l, 1992. In addition, Lessor agrees to attempt to locate space in the Middlefield Business Park for use by Lessee as one tissue culture lab by

                                       2.

January l, 1993, additional space for use as a second tissue culture lab by March l, 1993, and additional space for use as a main lab by June 1, 1993. However, Lessor does not and cannot guarantee such space to Lessee, and this Lease shall not be contingent on Lessee's occupancy of any such space prior to the Lease Commencement Date.

                                   ARTICLE IV
                                   ----------

                            RENT: SPECIAL NET LEASE
                            -----------------------

     Section 4.1  Base Rent.  Upon the execution of this Lease, 'Lessee shall
     -----------  ---------
pay to Lessor the sum of $37,536.00 representing the first month's base rent. Thereafter, beginning with the second month of the Lease, Lessee shall pay to Lessor base rent for the Premises in advance, on the first day of each month based on the following schedule of rents:

                              Rent Per                  Square                   Monthly
Months                        Square Foot                Footage                 BaseRent
--------------------   ----------------------    -------------------------   ---------------------
      02-24                    1.50 "NNN"                 25,024 sq. ft.            $37,536.00
      25-48                    1.60 "NNN"                 25,024 sq. ft.            $40,038.40
      49-72                    1.70 "NNN"                 25,024 sq. ft.            $42,540.80
      73-96                    1.80 "NNN"                 25,024 sq. ft.            $45,043.20

     Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

     Section 4.2    Special Net Lease.  This Lease is what is commonly called a
     -----------    -----------------
"Net, Net, Net Lease", it being understood that, commencing with the first month of the Lease Term, the Lessor shall receive the rent set forth in Section 4.1 free and clear of any and all other impositions, taxes, liens, charges or expenses of any nature except as otherwise provided in this agreement. In addition to the rent reserved by Section 4.1, Lessee shall pay to the parties respectively entitled thereto all insurance premiums, taxes, assessments, operating charges, management fees, maintenance charges, and any other charges, costs and expenses which arise or may be contemplated under any provisions of this Lease for the entire Premises during the term hereof. All of such charges, costs and expenses shall constitute additional rent, and upon the failure of Lessee to pay any of such costs, charges or expenses, Lessor shall have the same rights and remedies as otherwise provided in this Lease for the failure of Lessee to pay rent. It is the intention of the parties hereto that this Lease shall not be terminable for any reason by the Lessee, and that Lessee shall in no event be entitled to any abatement of or reduction in rent payable under this Lease, except as herein expressly provided. Any present or future law to the contrary shall not alter this agreement of the parties.

                                       3.

                                   ARTICLE V
                                   ---------

                                SECURITY DEPOSIT
                                ----------------

     Lessee shall deposit with Lessor, upon execution of this Lease, $45,043.20 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may, without waiving or releasing Lessee from any obligation under this Lease, and without waiving Lessor's right to treat such failure as a default hereof, use, apply, or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. If Lessee performs all of Lessee's obligations hereunder, said deposit shall be returned to Lessee (or, at Lessee's option, to the last assignee, if any, of Lessee's interest 'hereunder) at the expiration of the term hereof, including extension, and after Lessee has vacated the Premises.

     No trust relationship is created herein between Lessor and Lessee with respect to said security deposit, and Lessor may commingle it, use it in ordinary business, transfer or assign it, or use it in any combination of those ways. In the event of termination of Lessor's interest in this Lease, Lessor shall transfer said deposit to Lessor's successor in interest, whereupon if such successor acknowledges receipt thereof and assumes all of Lessor's obligations under this Lease, Lessee agrees to release Lessor from all liability for the return of such deposit or the accounting therefor.

                                   ARTICLE VI
                                   ----------

                                      USE
                                      ---

     Section 6.1    Use.  The Premises shall be used and occupied for offices,
     -----------    ---
research and development, and any other legal use which is otherwise in compliance with the reasonable rules and regulations that may be imposed by Lessor from time to time on the Premises or on the business park. Lessee shall not use nor permit the use of the Premises in any manner that will create waste or a nuisance or unreasonably disturb any other tenants. Lessee's use of the Premises is on a non-exclusive basis with respect to any other Lessees of the business park.

     Section 6.2    Compliance with Law.
     -----------    -------------------

          (a) Lessor warrants to Lessee that, to the best of Lessor's knowledge, the Premises, in its state existing on the Commencement Date, does not violate any laws, permits, licenses, or covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Commencement Date.

          (b) Except as provided in paragraph 6.2(a) or elsewhere in this Lease, Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules,

                                       4.

regulations, orders, covenants, and restrictions of record in effect during the term or any part of the term hereof, regulating the use by Lessee of the Premises.

     Section 6.3    Condition of Premises.
     -----------    ---------------------

          (a) Lessor shall deliver the Premises to Lessee clean and free of debris on the Lease Commencement Date with the shell building completed and Lessor further warrants to Lessee that such building shall be in good operating condition on the Lease Commencement Date, that it was built in accordance with the approved plans therefor, and in a workmanlike manner. In all other respects, the Premises shall be delivered to Lessee in an "as is" condition. Notwithstanding the foregoing, it is understood that Lessee may occupy the Premises as successor-in-interest to IDEC with respect to certain improvements made and fixtures added by IDEC on and to the Premises. Lessee shall be entitled to the use and benefit of all such improvements and fixtures remaining on the Premises upon IDEC's termination of occupancy.

          (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises "as is" in their condition existing as of the Lease Commencement Date, subject to all laws governing and regulating the use of the Premises, and accepts this Lease subject thereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

          (c) Within thirty (30) days following the date on which this Lease is executed by Lessor and Lessee, Lessor shall cause an environmental consultant reasonably acceptable to Lessee to make an inspection of the Premises for purposes of determining whether there are any hazardous or toxic materials (as defined in Article VII) being used or which have been used on the Premises in violation of any applicable law or ordinances or which, if so used by Lessee, would place Lessee in breach of Article VII of this Lease. Such consultant shall provide a written report of his findings to Lessor and Lessee upon completion of his inspection. It is understood that Lessee shall have no liability to Landlord or otherwise for any such violations existing on the Premises as of the date of such inspection, or thereafter caused by IDEC. The costs of such inspection and report shall be shared equally by Lessor and Lessee; provided, however, that they shall endeavor to get the agreement of IDEC to share in such costs, in which event the costs will be divided equally between the three.

                                  ARTICLE VII
                                  -----------

                          HAZARDOUS OR TOXIC MATERIALS
                          ----------------------------

     Lessee shall not emit, dump, dispose, or release on the Premises any Toxic Materials, and Lessee shall not allow or permit any agent, vendor, or other entity acting on Lessee's behalf to emit, dump, dispose, or release on the Premises, any Toxic Materials. Lessee shall not bring, use, or store on the Premises, or emit, dump, dispose, or release from the Premises, any Toxic Materials in violation of any laws, regulations, ordinances, or statutes which are now in existence or which may be enacted in the future. Lessee shall remain in full and complete compliance with all laws, regulations, ordinances, and statutes with respect to Toxic Materials, and Lessee shall

                                       5.

install and keep in good working order any monitoring devices that are necessary to insure Lessee's full and complete compliance therewith.

     Lessee shall indemnify and hold Lessor harmless from any claims, liabilities, costs, or expenses incurred or suffered by Lessor arising from Lessee's bringing, using, emitting, dumping, disposing, or releasing upon the Premises, or generating or creating at or emitting, dumping, disposing, or releasing from the Premises, any Toxic Materials, or arising from the bringing, using, emitting, dumping, disposing, or releasing upon the Premises, or generating or creating at or emitting, dumping, disposing, or releasing from the Premises, any Toxic Materials by any agent, vendor, or other entity acting on Lessee's behalf. Lessee's indemnification and hold harmless obligations as set forth in this Article VII above include, without limitation, all of the following: (i) claims, liabilities, costs or expenses resulting from or based upon administrative, judicial (civil or criminal), or other action, legal or equitable, brought by any private or public person under common law or any Federal, State, County or Municipal law, ordinance or regulation, (ii) claims, liabilities, costs, or expenses pertaining to the cleanup or containment of Toxic Materials, the identification of the pollutants in the Toxic Materials, the identification of the scope of any environmental contamination, the removal of pollutants from soils, the provision of an alternative public drinking water source, or the long term monitoring of ground water and surface waters, and
(iii) all costs of defending such claims. Lessee shall comply, at its sole cost, with all laws pertaining to such Toxic Materials. Lessee's hold harmless and indemnity obligations hereunder shall survive the expiration or termination of this Lease.

     For the purposes of this Article VII, "Toxic Materials" includes, without limitation, any toxic or hazardous gaseous, liquid, or solid materials or waste, or any material or substance having characteristics of ignitability, corrosivity, reactivity, or extraction procedure toxicity or substances or materials which are listed on any of the Environmental Protection Agency's lists of hazardous wastes or which are identified in Sections 66680 through 66685 of Title 22 of the California Code of Regulations as the same may be amended from time to time.

     Except as may be disclosed in the hazardous materials report delivered to Lessee by Lessor, to the best knowledge of Lessor, there are no Toxic Materials present on or about the Premises and no action, proceeding, or claim is pending or threatened concerning the Premises concerning any Toxic Material or pursuant to any environmental law.

                                  ARTICLE VIII
                                  ------------

                      MAINTENANCE, REPAIRS AND ALTERATIONS
                      ------------------------------------

     Section 8.1    Maintenance - Premises.  Throughout the term, Lessee agrees
     -----------    ----------------------
to keep and maintain all improvements and appurtenances in or serving the Premises, excluding all sewer connections, plumbing, heating and cooling appliances, and wiring, in the same order, condition and repair as they are in on the Commencement Date, or may be put in during the term, reasonable use and wear excepted. Lessee hereby expressly waives the provisions of any law permitting repairs by a tenant at the expense of a landlord, including, without limitation, all rights of Lessee under Sections 1941 and 1942 of the California Civil Code. Lessee agrees to keep the Premises clean and in sanitary condition as required by the health, sanitary and police ordinances and regulations of any political subdivision having jurisdiction. Lessee further agrees

                                       6.

to keep the interior of the Premises, such as the windows, floors, walls, doors, showcases and fixtures clean and neat in appearance and to remove all trash and debris which may be found in or around the Premises. If Lessee refuses or neglects to commence such repairs and/or maintenance required under this agreement or does not diligently prosecute same to completion within thirty (30) days of written notice thereof, then Lessor may enter the Premises and cause such repairs and/or maintenance to be made. Lessee agrees that upon demand, it shall pay to Lessor the cost of any such repairs, together with accrued interest from the date of payment at the prime commercial lending rate then in effect at Bank of America. Notwithstanding anything to the contrary above, Lessor may elect to enter into a maintenance contract with a third party for the provision of all or a part of Lessee's maintenance obligations as set forth in this Paragraph. Upon such election, Lessee shall be relieved from its obligations to perform only those maintenance obligations covered by the maintenance contract, and Lessee shall bear its pro rata share, as set forth in Paragraph 8.2 below, of the costs of such maintenance contract which shall be paid in advance on a monthly basis with Lessee's rent payments.

     Section 8.2    Maintenance - Common Areas.  Lessor shall be responsible for
     -----------    --------------------------
maintaining in a safe, good, and clean condition, the common areas of the Premises and the common areas of the business park as a whole. Lessee shall have the obligation to notify Lessor, in writing, of any repairs or maintenance to the common areas which may be required, and Lessor shall have a reasonable time to make such repairs.

     Lessee shall pay to Lessor, as additional rent, in the manner and at the time provided below, Lessee's proportionate share, as defined below, of all costs and expenses incurred by Lessor in the operation and maintenance of the common areas of the business park during the term of this Lease. Such costs and expenses shall include, without limiting the generality of the foregoing, all maintenance, pest control, security, gardening, landscaping, cost of public liability, property damage, vandalism and malicious mischief, earthquake, and other insurance deemed necessary by the Landlord, real property taxes, property management costs, including a management fee equal to three percent (3%) of the monthly rent set forth in Section 4.1, painting, lighting, cleaning, trash removal, depreciation of equipment, fire-protection, and similar items.

 Lessee's proportionate share of such common area expenses shall be 10.28%.

     Lessor shall bill Lessee monthly for Lessee's proportionate share of such common area costs, which proportionate Share shall be based upon the previous month's actual costs and expenses. Lessee shall pay such proportionate share within 15 days of receipt of said billing statement from Lessor. Lessor agrees to make its books and records pertaining to the common area costs available for Lessee's inspection upon request.

     Section 8.3    Alterations and Additions.  No structural alterations or
     -----------    -------------------------
structural additions shall be made to the Premises by Lessee without the prior written consent of Lessor which Lessor will not unreasonably withhold. Nothing in this section shall restrict Lessee's right to make any non-structural additions or alterations provided that Lessee complies with all applicable laws and ordinances. Lessee shall be provided a building which shall include concrete floor, walls, roof, electrical and plumbing stubs, and utility service connections (hereinafter "shell improvements") plus tenant improvements as provided in Section 8.4.

                                       7.

     As a condition to giving its consent, Lessor may require that Lessee agree to remove any such structural alterations or improvements at the expiration of the term and to restore the Premises to their prior condition. As a further condition to giving such consent, Lessor may require Lessee to provide Lessor, at the Lessee's sole cost and expense, with a lien and completion bond in an amount equal to one and one-half (1-1/2) times the estimated costs of such improvements to insure Lessor against any liability for mechanics' and materialmen's liens and to insure completion of the work. All changes, alterations, or additions to be made to the Premises shall be under the supervision of a competent architect or competent licensed structural engineer and made in accordance with plans and specifications which have been furnished to and approved by Lessor prior to commencement of work. If the written consent of Lessor to any proposed alterations by Lessee shall be been obtained, Lessee agrees to advise Lessor in writing of the date upon which such alterations will commence in order to permit Lessor to post a notice of non-responsibility. All such alterations, changes and additions shall be constructed in good and workmanlike manner in accordance with all ordinances and laws relating thereto. Any such structural changes, alterations or additions to or on the Premises shall remain for the benefit of and become the property of Lessor, unless Lessor requires the removal by giving Lessee written notice at least thirty (30) days before the date the Lessee is to vacate the Premises.

     Section 8.4    Tenant Improvements.
     -----------    -------------------

          (a) Lessor shall not provide Lessee with any Tenant Improvement allowance, and Lessor cannot and does not warrant that any of the Tenant Improvements currently on the Premises that are the property of the current lessee shall remain on the Premises at the commencement of this Lease. However, Lessor shall not remove from the Premises prior to Lessee' occupancy thereof any of the Tenant Improvements placed in the Premises by IDEC Pharmaceutical corporation at IDEC's own expense as the current lessee. Lessor shall not prohibit Lessee from purchasing from and/or otherwise negotiating with IDEC for any such improvements on the Premises that Lessee wishes to remain on the Premises.

          (b) All changes, alterations or additions to be made to the Premises pursuant to this section, shall be under the supervision of a competent architect or competent licensed structural engineer and made in accordance with plans and specifications which have been approved by Lessor prior to commencement of work. All such alterations, changes, and additions shall be constructed according to the approved plans, in a good and workmanlike manner, and in compliance with all ordinances and laws relating thereto. Any such structural changes, alterations or additions to or on the Premises shall remain for the benefit of and become the property of Lessor.

     Section 8.5    Plumbing.  Lessee shall not use the plumbing facilities for
     -----------    --------
any purpose other than that for which they were constructed. The expense of any breakage, stoppage or other damage relating to the plumbing and resulting from the introduction by Lessee, its agents, employees, or invitees of foreign substances into the plumbing facilities shall be borne by Lessee.

                                       8.

                                   ARTICLE IX
                                   ----------

                                   INSURANCE
                                   ---------

     Section 9.1    Property/Rental Insurance - Premises.  During the term,
     -----------    ------------------------------------
Lessor shall keep the Premises insured against loss or damage by fire and those risks normally included in the term "all risk" including (a) flood coverage, (b) earthquake coverage at the election of Lessor, (c) coverage for loss of rents (provided that notwithstanding anything set forth herein to the contrary rent shall abate at least to the extent of any rent insurance received by Lessor) and
(d) boiler and machinery coverage if the Lessor reasonably deems such coverage necessary. Any deductibles shall be paid by Lessor if the deductible arises from damage solely to the Premises. The amount of such insurance shall be not less than one hundred percent (100%) of the replacement value of the Premises. Any recovery received from said insurance policy shall be paid to Lessor.

     Lessee, in addition to the rent and other charges provided herein, agrees to pay to Lessor its pro rata share of the premiums for all such insurance, which pro rata share is identical to that provided in Section 8.2, above. The insurance premiums shall be paid in accordance with Article IV, within thirty
(30) days of Lessee's receipt of a copy of Lessor's statement therefor.

     Section 9.2    Property Insurance--Fixtures and Inventory.  During the
     -----------    ------------------------------------------
term, Lessee shall, at its sole expense, maintain insurance with "all risk" coverage on any fixtures, leasehold improvements, furnishings, merchandise, equipment, or personal property in or on the Premises, whether in place as of the date hereof or installed hereafter, for the full replacement value thereof, and Lessor shall not have any responsibility nor pay any costs for maintaining any types of such insurance. Any deductibles shall be paid by Lessee.

     Section 9.3    Lessor's Liability Insurance.  During the term, Lessor may
     -----------    ----------------------------
maintain a policy or policies of comprehensive general liability insurance insuring Lessor and Lessee (and such others as designated by Lessor) against liability for bodily injury, death and property damage on or about the Premises, with combined single limit coverage of not less than Two Million Dollars ($2,000,000).

     Lessee, in addition to the rent and other charges provided herein, agrees to pay to Lessor its pro rata share of the premiums for all such insurance, which pro rata share is identical to that provided in Section 8.2, above. The insurance premiums shall be paid in accordance with Article IV, within thirty
(30) days of Lessee's receipt of a copy of Lessor's statement therefor.

     Section 9.4    Lessee's Liability Insurance.  During the term, Lessee
     -----------    ----------------------------
shall, at its sole expense, maintain for the mutual benefit of Lessor and Lessee, comprehensive general liability and property damage insurance against claims for bodily injury, death or property damage occurring in or about the Premises or arising out of the use or occupancy of the Premises, with combined single limit coverage of not less than Two Million Dollars ($2,000,000). The limits of such insurance shall not limit the liability of Lessee. Lessee shall furnish to Lessor prior to the Commencement Date, and at least thirty (30) days prior to the expiration date of any policy, certificates indicating that the liability insurance required by Lessee above is in full force and effect; that Lessor has been named as an additional insured; and that all such policies will not be cancelled unless thirty (30) days' prior written notice of the proposed cancellation has been given

                                       9.

to Lessor. The insurance shall be with insurers approved by Lessor and with policies in form satisfactory to Lessor, provided however, that such approval shall not be unreasonably withheld. Said policies shall provide that Lessor, although an additional insured, may recover for any loss suffered by Lessor by reason of Lessee's negligence and shall include a broad form liability endorsement.

     Section 9.5    Waiver of Subrogation.  Lessor hereby releases Lessee, and
     -----------    ---------------------
Lessee hereby releases Lessor, and their respective officers, agents, employees and servants, from any and all claims or demands of damages, loss, expense, or injury to the Premises, or to the furnishings and fixtures and equipment, or inventory or other property of either Lessor or Lessee in, or about or upon the Premises, or claims for bodily injury or death which is caused by or results from perils, events or happenings which are the subject of insurance and carried by the respective parties and in force at the time of any such loss; provided, however, that such waiver shall be effective only to the extent permitted by the insurance covering such loss and to the extent such insurance is not prejudiced thereby. Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damages covered by any policy.

     Section 9.6    Indemnification.  Except in the case of Lessor's own acts or
     -----------    ---------------
omission, Lessee will indemnify Lessor and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Premises (other than those arising from the construction of the Premises or Building or the Tenant Improvements), or the occupancy or use by Lessee of the Premises or any part hereof, or caused wholly or in part by acts or omissions of Lessee, its agents, contractors, employees, servants, licensees, or concessionaires or by anyone permitted to be on the Premises by Lessee. In case lessor shall be made a party to any such litigation commenced by or against lessee, then lessee shall protect and hold Lessor harmless from all claims, liabilities, costs and expenses, and shall pay all costs, expenses and reasonable legal fees incurred by Lessor in connection with such litigation.

     Section 9.7    Plate Glass Replacement.  Lessee shall replace at its sole
     -----------    -----------------------
expense, any and all plate glass and other glass in and about the Premises which is damaged or broken by vandalism. If any plate glass or other glass in and about the Premises is damaged or broken by causes other than vandalism, then Lessor shall replace the same and Lessee shall reimburse Lessor an amount equal to Lessor's cost of replacement, provided that such amount shall not exceed the deductible then in effect o Lessor's insurance policy, if any, covering the damaged glass. Nothing herein shall be construed to require Lessor to carry plate glass insurance.

                                   ARTICLE X
                                   ---------

                             DAMAGE OR DESTRUCTION
                             ---------------------

     Section 10.1   Right to Terminate on Destruction of Premises.  Lessor and
     ------------   ---------------------------------------------
Lessee shall have the right to terminate this Lease if, during the term, the Premises are damaged to an extent exceeding fifty percent (50%) of the then reconstruction costs of the Premises as a whole. Lessor and Lessee shall also have the right to terminate this Lease if any portion of the Premises is damaged by a peril not required to be insured hereunder. In either case, Lessor and Lessee

                                      10.

may elect to terminate as provided above by that written notice to Lessee or Lessor delivered within sixty (60) days of the happening of such damage.

     Section 10.2   Repairs by Lessor.  If Lessor and Lessee shall not elect to
     ------------   -----------------
terminate this Lease pursuant to Section 10.1, Lessor shall, immediately upon receipt of insurance proceeds paid in connection with such casualty, but in no event later than one hundred eighty (180) days after such damage has occurred, proceed to repair or rebuild the Premises, on the same plan and design as existed immediately before such damage or destruction occurred and will proceed expeditiously to complete such restoration, subject to such delays as may be reasonably attributable to governmental restrictions or failure to obtain materials or labor, or other causes beyond the control of Lessor. Lessee shall be liable for the repair and replacement of all fixtures, leasehold improvements, furnishings, merchandise, equipment and personal property not covered by the property insurance described in Section 9.2.

     Section 10.3   Reduction of Rent During Repairs.  In the event Lessee is
     ------------   --------------------------------
able to continue to conduct its business during the making of repairs, the rent then prevailing will be equitably reduced in the proportion that the square footage of the unusable part of the Premises bears to the square footage of the whole thereof for the period that repairs are being made. No rent shall be payable while the Premises are wholly unusable due to casualty damage.

     Section 10.4   Arbitration.  Any controversy or claim arising out of or
     ------------   -----------
relating to this Article shall be settled by arbitration in accordance with the rules of the American Arbitration Association as then in effect, and judgment upon the award rendered by the arbitration may be entered in any court having jurisdiction. The expenses of arbitration shall be borne by the parties as allocated by the arbitrators. The party desiring arbitration shall serve notice upon the other party, together with designation of the first party's arbitrator.

     Section 10.5   Lessor's Overriding Right to Terminate.  Notwithstanding
     ------------   --------------------------------------
anything to the contrary herein, during the last twelve (12) months of the Lease Term and during an Extended Term, if any, if the discounted present value of the rent due hereunder for the balance of the term, using as the discount rate the prime commercial lending rate in effect at the Bank of America as of the date Lessor is to commence repairs pursuant to Section 10.2 hereof, is less than the cost of repairing the damage to the Premises, Lessor may at its option terminate this lease upon thirty (30) days' written notice.

                                   ARTICLE XI
                                   ----------

                              REAL PROPERTY TAXES
                              -------------------

     Section 11.1   Payment of Taxes.  Lessee shall pay the real property tax,
     ------------   ----------------
as defined in Section 11.2, applicable to the Premises during the term of this Lease. All such payments shall be made at least twenty (20) days prior to the delinquency date of such payment. If any such taxes paid by Lessee shall cover any period of time prior to or after the expiration of the term hereof, Lessor shall pay such taxes and Lessee shall reimburse Lessor therefor. Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Lessor shall reimburse Lessee to the extent required. If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same,

                                      11.

in which case Lessee shall repay such amount to Lessor with Lessee's next rent installment together with interest at the prime commercial lending rate then in effect at the Bank of America.

     Section 11.2  Definition of "Real Property Tax".  As used herein, the term
     ------------  ---------------------------------
"real property tax" shall include any form of real estate tax or assessment, general, special, supplemental, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income, corporate, franchise or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises.

     Section 11.3  Joint Assessment.  If the Premises are not separately
     ------------  ----------------
assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor in accordance with Lessee's proportionate share of the total square footage of the business park. Lessee shall reimburse Lessor said proportionate amount at least ten (10) days prior to the delinquency date of the real property tax.

     Section 11.4  Personal Property Taxes.
     ------------  -----------------------

          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

          (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

          (c) If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee's next rent installment together with interest at the prime commercial lending rate then charged by the Bank of America.

                                  ARTICLE XII
                                  -----------

                           UTILITIES AND JANITORIAL
                           ------------------------

     Lessee shall pay prior to delinquency throughout the term the cost of water, gas, heating, cooling, sewer, telephone, electricity, garbage, air conditioning and ventilation, janitorial service, and all other materials and utilities supplied to the Premises. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion of all charges which are jointly metered, the determination to be made by Lessor in good faith, and payment to be made by Lessee within fifteen (15) days of receipt of the statement for such charges.

                                      12.

                                 ARTICLE XIII
                                 ------------

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

       Section 13.1  Lessor's Consent Required.  Lessee shall not voluntarily or
       ------------  -------------------------
by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this lease or in the Premises, without Lessor's prior written consent which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder within ten (10) days after Lessee's request and any attempted assignment, transfer, mortgage, encumbrance, or subletting without such consent shall be void, and shall constitute a breach of this lease.

     Section 13.2  Lessee Affiliate.  Lessee may assign or sublet the premises,
     ------------  ----------------
or any portion thereof, to any corporation which controls, is controlled by, or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all, or substantially all of the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease.

     Section 13.3  No Release of Lessee.  Regardless of Lessor's consent, no
     ------------  --------------------
subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee.

     Section 13.4  Attorneys' Fees.  In the event Lessee shall assign or sublet
     ------------  ---------------
the Premises or request the consent of Lessor to any assignment of subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys' fees incurred in connection therewith.

     Section 13.5  Excess Rent.  In the event Lessor shall consent to a sublease
     ------------  -----------
or an assignment under the lease, Lessee shall pay to Lessor with its regularly scheduled rent payments fifty percent (50%) of all sums collected by Lessee from a sublessee or assignee which are/in excess of the rent then owing pursuant to
Article IV above and after subtracting all leasing commissions, reasonable attorneys' fees and other costs, reasonable expenses and liabilities incurred by Lessee in connection with the sublet or assignment. Lessor shall not share compensation received by Lessee for its trade fixtures, goodwill, stock, or property other than the Lease.

     Section 13.6  No Impairment of Security.  Lessee's written request to
     ------------  -------------------------
Lessor for consent to an assignment or subletting shall be accompanied by (a) the name and legal composition of the proposed sublessee; (b) the nature of the proposed sublessee's business to be carried on in the Premises; (c) the terms and provisions of the proposed sublease; and (d) such financial and other reasonable information as Lessor may request concerning the proposed sublessee. Lessor's

                                      13.

consent shall not be deemed unreasonably withheld if consent is denied because the prospective sublessee or assignee will impair Lessor's security.

                                  ARTICLE XIV
                                  -----------

                              DEFAULTS; REMEDIES
                              ------------------

       Section 14.1  Defaults.  The occurrence of any one or more of the
       ------------  --------
following events shall constitute a material default and breach of this Lease by
Lessee:

          (a) The abandonment of the Premises by Lessee;

          (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of five (5) days after such payment is due. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall constitute notice under this Section;

          (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice hereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said 30 day period and thereafter diligently prosecutes such cure to completion;

          (d) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto; (iii) the taking or suffering of any action by Lessee under any insolvency or bankruptcy act; (iv) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, or (v) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease. Provided, however, in the event that any provisions of this Section 14.1(d) is contrary to any applicable law, such provision shall be of no force or effect;

          (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

     Section 14.2  Remedies.  In the event of any such material default or
     ------------  --------
breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from

                                      14.

Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises and reasonable attorney's fees related thereto; the worth at the time of award determined by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided.

          (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state of California. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the prime rate then charged by Bank of America.

     Section 14.3  Default by Lessor.  Lessor shall not be in default unless
     ------------  -----------------
Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion. In the event Lessor does not commence performance within the thirty (30) day period provided herein, or does not diligently prosecute the same to completion, Lessee may perform such obligation and will be reimbursed for its expenses by Lessor together with interest thereon at the prime commercial lending rate then charged by the Bank of America, provided, however, that if the parties are in dispute as to what constitutes Lessor's obligations under this agreement, any such dispute shall be resolved by arbitration in a manner identical to that provided in Section 10.4 above.

     Nothing herein shall be deemed applicable in the event of Lessor's delay in delivery of the Premises. In that situation, all rights and remedies shall be determined under Section 3.3 above.

     Section 14.4  Late Charges.  Lessee hereby acknowledges that late payment
     ------------  ------------
by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designated agent within five (5) days after such amount is due and owing, Lessee shall pay to Lessor a late charge equal to 10% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of any such late charge by Lessor

                                      15.

shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding section 4.1 or any other provision of this Lease to the contrary.

     Section 14.5  Impounds.  In the event that a late charge is payable
     ------------  --------
hereunder, whether or not collected, for three (3) installments of rent or any other monetary obligation of Lessee under the terms of this Lease within a twelve (12) month period, Lessee shall pay to Lessor, if Lessor shall so request, in addition to any other payments required under this Lease, a monthly advance installment, payable at the same time as the monthly rent, as estimated by Lessor, for real property tax and insurance expenses on the Premises which are payable by Lessee under the terms of this Lease. Such fund shall be established to insure payment when due, before delinquency, of any or all such real property taxes and insurance premiums. If the amounts paid to Lessor by Lessee under the provisions of this paragraph are insufficient to discharge the obligations of Lessee to pay such real property taxes and insurance premiums as the same become due, Lessee shall pay to Lessor, within three (3) business days after Lessor's demand, such additional sums necessary to pay such obligations. All moneys paid to Lessor under this paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a default in the obligations of Lessee to perform under this Lease, then any balance remaining from funds paid to Lessor under the provisions of this paragraph may, at the option of Lessor, be applied to the payment of any monetary default of Lessee in lieu of being applied to the payment of real property tax and insurance premiums.

                                  ARTICLE XV
                                  ----------

                           CONDEMNATION OF PREMISES
                           ------------------------

     Section 15.1  Total Condemnation.  If the entire Premises, whether by
     ------------  ------------------
exercise of governmental power or the sale or transfer by Lessor to any condemnor under threat of condemnation or while proceedings for condemnation are pending, at any time during the term, shall be taken by condemnation such that there does not remain a portion suitable for occupation, this Lease shall then terminate as of the date transfer of possession is required. Upon such condemnation, all rent shall be paid up to the date transfer of possession is required, and Lessee shall have no claim against Lessor for the value of the unexpired term of this Lease.

     Section 15.2  Partial Condemnation.  If any portion of the Premises is
     ------------  --------------------
taken by condemnation during the term, whether by exercise of governmental power or the sale or transfer by Lessor to a condemnor under threat of condemnation or while proceedings for condemnation are pending, this Lease shall remain in full force and effect except that in the event a partial taking leaves the Premises unfit for normal and proper conduct of the business of Lessee, as reasonably determined by Lessee, then Lessee shall have the right to terminate this Lease effective upon the date transfer of possession is required. Moreover, Lessor and Lessee shall have the right to terminate this Lease effective on the date transfer of possession is required if more than thirty-three percent (33%) of the total square footage of the Premises is taken by condemnation. Lessee and Lessor may elect to exercise their respective rights to terminate this

                                      16.

Lease pursuant to this Section by serving written notice to the other within one hundred twenty (120) days of their receipt of notice of condemnation. All rent shall be paid up to the date of termination, and Lessee shall have no claim against Lessor for the Lease value of any unexpired term of this Lease. If this Lease shall not be cancelled, the rent after such partial taking shall be that percentage of the adjusted base rent specified herein, equal to the percentage which the square footage of the untaken part of the Premises, immediately after the taking, bears to the square footage of the entire Premises immediately before the taking. Any sums owing hereunder which are calculated on the basis of Lessee's pro rata share (as set forth in Section 8.2) shall also be adjusted to reflect the decreased square footage of the Premises due to the condemnation. During the last twelve (12) months of the Lease Term and during the Extended Term, if any, if Lessee's continued use of the Premises requires alterations and repair by reason of a partial taking, all such alterations and repair shall be made by Lessee at Lessee's expense.

     Section 15.3  Award to Lessee.  In the event of any condemnation, whether
     ------------  ---------------
total or partial, Lessee shall have the right to claim and recover from the condemning authority such compensation as may be separately awarded or recoverable by Lessee for loss of its business fixtures, or equipment belonging to Lessee immediately prior to the condemnation or for the interruption of Lessee's business, or its moving costs. The balance of any 15 condemnation award shall belong to Lessor and Lessee shall have no further right to recover from Lessor or the condemning authority for any additional claims arising out of such taking.

                                  ARTICLE XVI
                                  -----------

                                ENTRY BY LESSOR
                                ---------------

     Lessee shall permit Lessor and its agent to enter the Premises at all reasonable times for any of the following purposes: to inspect the Premises; to maintain the building in which the Premises are located; to make such repairs, alterations; and additions to the Premises as Lessor is obligated or may elect to make; to show the Premises and post "To Lease" signs for the purposes of reletting during the last ninety (90) days of the term; to show the Premises as part of a prospective sale by Lessor or to post notices of non-responsibility. Lessor shall have such right of entry without any rebate of rent to Lessee for any loss of occupancy or quiet enjoyment of the Premises thereby occasioned.

                                 ARTICLE XVII
                                 ------------

                             ESTOPPEL CERTIFICATE
                             --------------------

          (a) Lessee shall at any time upon not less than fifteen (15) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

                                      17.

          (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance; or such failure may be considered by Lessor as a default by Lessee under this Lease.

                                 ARTICLE XVIII
                                 -------------

                              LESSOR'S LIABILITY
                              ------------------

     The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a Lessee's interest in a ground lease of the Premises. In the event of any transfer of such title or interest, and provided such successor assumes all obligations of Lessor hereunder, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

                                  ARTICLE XIX
                                  -----------

                           EXPIRATION ON TERMINATION
                           -------------------------

       Section 19.1  Surrender of Possession.  Lessee agrees to deliver up and
       ------------  -----------------------
surrender to Lessor possession of the Premises and all improvements thereon, in as good order and condition as when possession was taken by Lessee, excepting only ordinary wear and tear or any permitted alterations. Upon termination of this Lease, Lessor may reenter the Premises and remove all persons and property therefrom. If Lessee shall fail to remove any effects which it is entitled to remove from the Premises upon the termination of this Lease, for any cause whatsoever, Lessor, at its option, may remove the same and store or dispose of them, and Lessee agrees to pay to Lessor on demand any and all reasonable expenses incurred in such removal and in making the Premises free from all dirt, litter, and debris, including all storage and insurance charges. If the Premises are not surrendered at the end of the Term, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the Premises, including, without limitation, actual damages for lost rents.

     Section 19.2  Holding Over.  If Lessee, with or without Lessor's consent,
     ------------  ------------
remains in possession of the Premises after expiration of the term and if Lessor and Lessee have not executed an express written agreement as to such holding over, then such occupancy shall be a tenancy from month to month, at a monthly rental equivalent to 200% of the monthly rental in effect immediately prior to such expiration if the remainder in possession is without Lessor's consent, and at a monthly rental equivalent to 125% of the monthly rental in effect immediately prior to such expiration if the remainder in possession is with Lessor's consent, such payments to be made as herein provided. In the event of such holding over all of the terms of this Lease

                                      18.

including the payment of all charges owing hereunder other than rent shall remain in force and effect on said month to month basis.

                                  ARTICLE XX
                                  ----------

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     Section 20.1  Severability.  The invalidity of any provision of this
     ------------  ------------
Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     Section 20.2  Interest on Past-due Obligations.  Except as expressly herein
     ------------  --------------------------------
provided, any amount due to Lessor not paid when due shall bear interest at the prime commercial lending rate then in effect at Bank of America. Payment of such interest shall not excuse or cure any default by Lessee under this Lease.

     Section 20.3  Time of Essence.  Time is of the essence in the performance
     ------------  ---------------
of all obligations under this Lease.

     Section 20.4  Additional Rent.  Any monetary obligations of Lessee to
     ------------  ---------------
Lessor under the terms of this Lease shall be deemed to be rent.

     Section 20.5  Incorporation of Prior Agreements; Amendments.  This Lease
     ------------  ---------------------------------------------
contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the Lessor nor any employees or agents of the Lessor has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

     Section 20.6  Notices.  Any notice required or permitted to be given
     ------------  -------
hereunder shall be in writing and may be given by personal delivery or by facsimile, Federal Express, or certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee. Notice shall be considered effective either 72 hours after mailing or upon actual receipt, whichever is earlier.

     Section 20.7  Waivers.  No waiver by Lessor of any provision hereof shall
     ------------  -------
be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provisions. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by

                                      19.

Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

     Section 20.8  Recording.  Either Lessor or Lessee shall, upon request of
     ------------  ---------
the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

     Section 20.9  Cumulative Remedies.  No remedy or election hereunder shall
     ------------  -------------------
be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     Section 20.10  Covenants and Conditions.  Each provision of this Lease
     -------------  ------------------------
performable by Lessee or Lessor shall be deemed both a covenant and a condition.

     Section 20.11  Binding Effect; Choice of Law; Venue.  Subject to any
     -------------  ------------------------------------
provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Article XVIII, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California. Venue for any action or proceeding brought to enforce or defend this agreement, and for any other purpose hereunder, shall be Santa Clara County.

     Section 20.12  Subordination of Leasehold.  Lessee agrees that this Lease
     -------------  --------------------------
is and shall be, at all times, subject and subordinate to the lien of any mortgage or other encumbrances which Lessor may create against the Premises including all renewals, replacements and extensions thereof; provided, however, that regardless of any default under any such mortgage or encumbrance or any sale of the Premises under such mortgage, so long as Lessee performs all covenants and conditions of this Lease and continues to make all payments hereunder, this Lease and Lessee's possession and rights hereunder shall not be disturbed by the mortgagee or anyone claiming under or through such mortgagee.

     Section 20.13  Attorneys' Fees.  If either party herein brings an action to
     -------------  ---------------
enforce the terms hereof or declare rights 'hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to reasonable attorneys' fees to be paid by the losing party as fixed by the Court.

     Section 20.14  Auctions.  Lessee shall not conduct, nor permit to be
     -------------  --------
conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

     Section 20.15  Signs.  Lessee shall not place any sign upon the Premises
     -------------  -----
without Lessor's prior written consent, which consent shall not be unreasonably withheld; provided, however, that Lessee shall have the right to display its name on the building "tombstone" in accordance with applicable law.

     Section 20.16  Voluntary Surrender or Merger.  The voluntary or other
     -------------  -----------------------------
surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a

                                      20.

merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

     Section 20.17  Guarantor.  In the event that there is a guarantor of this
     -------------  ---------
Lease, said guarantor shall have the same obligations as Lessee under this Lease.

     Section 20.18  Quiet Possession.  Upon Lessee paying the rent for the
     -------------  ----------------
Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Premises.

     Section 20.19  Rules and Regulations.  Lessee agrees that it will abide by,
     -------------  ---------------------
keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The continued violations of any such rules and regulations shall be deemed a material breach of this Lease. Lessee, however, shall not be bound by any future rules or regulations, unless it shall approve same, which approval shall not be unreasonably withheld.

     Section 20.20  Easements.  Lessor reserves to itself the right, from time
     -------------  ---------
to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon three (3) days written notice of Lessor and failure to do so shall constitute a material breach of this Lease.

     Section 20.21  Corporate Authority.  Each individual executing this Lease
     -------------  -------------------
on behalf of a corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation in accordance with a duly adopted resolution of the Board of Directors of the corporation, and that this Lease is binding upon said corporation in accordance with its terms.

     Section 20.22  Delays for Cause.  In any case where either party hereto is
     -------------  ----------------
required to do any act, delays caused by or resulting from Acts of God, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations, unusually severe weather, or other causes beyond such party's reasonable control shall not be counted in determining the time during which work shall be completed, whether such time be designated by a fixed date, a fixed time or "a reasonable time", and such time shall be deemed to be extended by the period of such delay.

     Section 20.23  Square Footage.  The parties agree that the leased Premise
     -------------  --------------
is approximately 25,024 square feet, said square footage being measured from the face of the outside (concrete) walls and includes the covered docks and entry ways.

                                      21.

     Section 20.24  Brokers.  Cornish and Carey Commercial represents both the
     -------------  -------
Lessor and the Lessee in this Lease, and both Parties agree thereto. Cornish and Carey Commercial broker's commission shall be paid as agreed among itself and the Lessor.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

The Parties hereto have executed this Lease at the place on the dates specified immediately adjacent to their respective signatures.

     Executed at Menlo Park, California, on October 27, 1992.

Lessor:                                      Address:

VANNI BUSINESS PARK GENERAL                  c/o Jay Paul Company
PARTNERSHIP                                  5619 Scotts Valley Dr.
                                             Suite 280
                                             Scotts Valley, CA 95066
By:   /s/ Jay Paul
   -----------------------------------
          Jay Paul, General Partner

Lessee:

ACTIVATED CELL THERAPY, INC.,                 ________________________________
a Delaware corporation .
                                              ________________________________

By:  /s/ Illegible
     ---------------------------------

                                      22.